Exhibit 1.01 GRACO INC. Conflict Minerals Report For the reporting period from January 1, 2023 to December 31, 2023 This is the Conflict Minerals Report (“Report”) of Graco Inc. (“Graco,” “we,” “our” or “us”) for the 2023 calendar year, pursuant to Rule 13p-1 of the Securities Exchange Act of 1934 (the “Rule”). Certain capitalized terms used but not defined herein have the meanings assigned to them in the Rule. This Report includes the activities of all subsidiaries of Graco that were required to be consolidated during the reporting period, other than any acquired companies that are not yet required by the Rule to be included in this Report. The Rule requires certain SEC reporting companies that manufacture or contract to be manufactured products for which tantalum, tin, tungsten or gold (“3TG”) are necessary to the functionality or production of such products to disclose annually whether any of the 3TG in such products originated in the Democratic Republic of the Congo or one of its adjoining countries (collectively, the “Covered Countries”). If the company knows that the 3TG necessary to its products originated in the Covered Countries, or has reason to believe that the 3TG may have originated in the Covered Countries and did not or may not have come from scrap or recycled sources, the company must exercise due diligence on the source and chain of custody of the 3TG and prepare and file a Report describing its due diligence measures. In addition, our review of the conflict minerals surveys received from our suppliers and related conflict minerals reports for the 2023 calendar year found information indicating that some of the smelters or refiners in our supply chain identified the Russian Federation as a possible sourcing location. The information regarding these Russian-origin metals came from third-party suppliers, which in turn obtained the information through their own suppliers in these highly-attenuated, multi-tiered global supply chains. We remain committed to compliance with U.S. and other applicable trade law and sanctions programs, including those targeting Russian parties. Graco Overview Graco is a multi-national manufacturer of systems and equipment that move, measure, control, dispense and spray fluid and powder materials. Our systems and equipment are used in the manufacturing, processing, construction and maintenance industries. Our primary products include air, electric, gas and hydraulic pumps and sprayers; electronic and mechanical controls and sensors; and automatic and manual dispense valves, meters and spray guns. Our products that contain control boards, certain other electronic components, motors, engines, batteries, spray tips, and certain pumps and valves contain 3TG. Company Management Systems

We have established management systems to support the execution of our Conflict Minerals program and to ensure it operates effectively and is sustainable into the future. Our management systems include the following: Conflict Minerals Policy We have adopted a policy affirming our commitment to conducting business fairly and ethically with respect for human rights and in compliance with all applicable laws and regulations, including the Rule. Our policy also affirms our support for the responsible sourcing of 3TG through our global supply chain, and states that we are actively and diligently working with our global supply chain partners to determine the origin of any 3TG they may supply to us, and that we will continue to work with them towards the goal of providing greater supply chain transparency and responsible sourcing. Our policy is available on our website at http://www.graco.com/us/en/about-graco/conflict-minerals.html. Internal Team We have a cross-functional team with executive-level sponsorship and support that implemented and oversees our Conflict Minerals compliance program. The cross-functional team includes employees from functional groups such as procurement, finance, operations, legal and information systems. We report our Conflict Minerals findings to our team and designated members of senior management. Control Systems We have contributed to industry efforts to support the responsible sourcing of 3TG through our membership in the Responsible Minerals Initiative (RMI), which has helped develop standards, best practices and tools that benefit all companies working to end the link between 3TG and conflict in the Covered Countries. In prior years, we have also participated in the National Association of Manufacturers Conflict Minerals Working Group, the Manufacturers Alliance for Productivity and Innovation Conflict Minerals Forum and the Twin Cities Conflict Minerals Task Force. In addition, we retained a third-party service provider to assist with collecting, evaluating and retaining supply chain information, identifying potential supply chain risks, and developing and implementing additional engagement steps with suppliers. Supplier Engagement We have a process in place to engage relevant first-tier suppliers to educate them about the Rule and request information from them regarding 3TG. Graco engages with suppliers directly or through our third-party service provider to request a CMRT for products they supply to us. To assist in the process, we established a direct email address (conflictminerals@graco.com) to provide our suppliers a streamlined method of communicating conflict mineral information to Graco. We also have a process in place to try to improve the number and quality of supplier responses year over year. To help ensure suppliers understand the Rule and how to properly respond to requests for information from us regarding 3TG, we provide our suppliers access to online Conflict Minerals support materials, help desk support and other multilingual resources. We also follow up the communications in multiple languages to our suppliers through the third-party service provider. In addition, we respond to supplier inquiries during the information gathering process and take steps to address supplier issues that arise during that process. Grievance Mechanism We have an established grievance mechanism through which employees, suppliers, customers and other interested parties may communicate their concerns to us. Records Management We have a process in place to collect, analyze and retain Conflict Minerals information received from our suppliers. We will maintain records relating to Conflict Minerals supply chain due diligence in accordance with our records retention policy, which provides for retention of such records for five (5) years. Carry out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain We do not have a direct relationship with any 3TG smelters or refiners and do not perform or direct audits of these entities within our supply chain. With the assistance of our third-party provider, we rely where possible on third-party audits of smelters and refiners conducted as part of the Responsible Minerals Assurance Process ("RMAP"), which uses independent private sector auditors to audit the source, including the mines of origin, and the chain of custody of the conflict minerals used by smelters and refiners that agree to participate in the program. Report on Supply Chain Due Diligence Graco has filed a Form SD and this Report with the Securities Exchange Commission. The filing is available on our website at https://www.graco.com/us/en/about-graco/conflict- minerals.html. Reasonable Country of Origin Inquiry Supply Chain We do not directly source 3TG and as a purchaser, Graco is many steps removed from the mining of 3TG. We purchase components and raw materials from third party suppliers who are also generally multiple layers removed from the smelters and refiners of the 3TG that are in the components and raw materials ultimately supplied to us. We evaluated our products and determined that certain products manufactured during calendar year 2023 were manufactured with components and raw materials that contain or likely contain 3TG. Given that conflict minerals are necessary to the functionality or production of certain products that we manufacture, we determined it was required that we conduct a good faith reasonable country of inquiry

(“RCOI”) regarding those conflict minerals. To implement the RCOI process, our Sourcing Department determined what components and raw materials potentially contain 3TG and the first-tier suppliers of those components and raw materials. Request for Information Based upon the result of the component and raw material analysis, we then used a third- party service provider to engage our in-scope first tier suppliers to conduct a RCOI for the components and raw materials they provide to Graco. The third-party service provider surveyed all of our in-scope first tier suppliers using the Conflict Minerals Report Template (CMRT) (version 6.31) developed by RMI. We also provided these suppliers with access to online Conflict Minerals support materials to help educate them on the Rule and to aid them in responding to the survey. This third-party service provider sent multiple emails and followed up with phone calls with our suppliers in an attempt to gather the completed CMRT forms. For the 2023 reporting period, through the use of the third-party service provider, Graco requested completed CMRT forms from our in-scope first tier suppliers. Graco received responses from over 75% of the in- scope suppliers. Survey Responses All submitted CMRTs were reviewed. We tracked supplier responses and identified instances where suppliers submitted an invalid response (due to missing information or inconsistencies across responses) or did not provide us with a timely response, and followed up with those suppliers directly or through our third-party service provider and requested that they submit a valid CMRT. Suppliers were provided with guidance on how to correct any validation errors in the form of feedback to their CMRT submissions, training courses and direct engagement help from a multilingual service team. As of May 17, 2023, there was a small percentage of invalid supplier CMRTs that were not corrected. We compared the list of smelters and refiners provided in our suppliers’ responses to the lists of smelters and refiners maintained by the RMI to determine the validity and the RMAP assessment status of each of the smelters and refiners identified by our suppliers. Our suppliers identified a total of 374 smelters and refiners that appear on the lists maintained by the RMI. Of these 374 smelters and refiners, 234 have been deemed conformant with the RMAP assessment protocols by an independent third party auditor according to the RMI list of conformant smelters and refiners. Most of the CMRTs we received were completed on a company or supplier-defined level, which did not allow us to identify which smelters or refiners listed by our suppliers actually processed the 3TG contained in our products. Identification and Assessment of Risk Risks are identified based on criteria established from CMRTs provided by our suppliers. We analyze the CRMT responses for completeness and consistency. Risks are addressed by contacting the supplier, gathering pertinent information, and performing an assessment of the supplier’s Conflict Minerals status. The primary risk identified relates to the nature of responses received. Many suppliers provided information at a company or supplier-defined level, which prevents us from determining whether the smelters or refiners listed by those suppliers actually processed the 3TG contained in the components and raw materials supplied to us. Smelters and refiners that are not conformant with the RMAP assessment protocols or have not committed to undergo an RMAP assessment also pose a risk. When a CMRT is received, the smelters and refiners that are reported are examined. Each facility that meets the RMI definition of a smelter or refiner of 3TG is evaluated for risk based on: (i) geographic proximity to the Covered Countries; (ii) known mineral source country of origin; (iii) RMI Responsible Minerals Assurance Process (RMAP) audit status; (iv) credible evidence of unethical or conflict sourcing; and (v) peer assessments conducted by credible third-party sources. When certain high risk facilities are reported, risk mitigation activities are initiated with the supplier so that they can take risk mitigation actions. In addition, suppliers are evaluated on the strength of their Conflict Minerals programs based on whether: (i) they have a conflict minerals sourcing policy; (ii) their responsible minerals sourcing policy is available on their website; (iii) they require their direct suppliers to source the 3TG from smelters whose due diligence practices have been validated by an independent third party audit program; (iv) they have implemented due diligence measures for responsible sourcing; (v) they conduct Conflict Minerals survey(s) of their relevant suppliers; (vi) they review information received from their suppliers against their own expectations; (vii) their review process includes corrective action management; and (viii) they are required to file an annual conflict minerals disclosure. We evaluate and track the strength of their programs so we can make risk mitigation decisions as their programs progress. Through our third-party provider, we encourage smelters and refiners to participate in the RMAP. Any smelters and refiners that were reported by our suppliers that were not part of the RMAP were also contacted directly to encourage them to participate in the RMAP. Design of Due Diligence Measures Our due diligence measures have been designed to be in conformity, in all material respects, with the applicable provisions of the internationally recognized framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High-Risk Areas: Third Edition, and the related supplements on 3TG. Due Diligence Measures Performed The due diligence measures we performed include defining roles and responsibilities for our cross-functional Conflict Minerals team and designated members of senior management; reporting our Conflict Minerals findings to our cross-functional Conflict Minerals team and designated members of senior management; and comparing the smelter and refiner information received from our suppliers against the RMI list of smelters and refiners that are conformant with the RMAP assessment protocols, the RMI list of smelters and refiners that have committed to undergo an RMAP audit, and the RMI reference list of known smelters and refiners. With respect to smelters and refiners that were on the RMI list of known smelters and refiners and certain other smelters and refiners that were not on the RMI list of known smelters and refiners, we reviewed certain other publicly available sources of information. In addition, we retained a third-party service provider to assist with collecting, evaluating and retaining supply chain information, identifying potential supply chain risks, and developing and implementing additional engagement steps with suppliers. Due Diligence Results For the 2023 reporting period, Graco requested completed CMRT forms from our in- scope first tier suppliers and received responses from over 75% of the 1,548 in-scope suppliers. The majority of those who responded provided data at a company or supplier-defined level rather than at a product level, and reported that their products do not contain 3TG or, if they do, the 3TG in their products does not come from the Covered Countries. A number of suppliers reported that they do not know whether the 3TG in their products comes from the Covered Countries or from scrap or recycled sources. A small number of suppliers reported that the 3TG in their products comes from or may come from the Covered Countries, and some of these suppliers further reported that some of the 3TG in their products comes from scrap or recycled sources. Through the third-party service provider, our suppliers identified 631 entities in their supply chains as part of their smelter or refiner list. Of the known smelters or refiners, 241 have been deemed conformant with the RMAP assessment protocols by an independent third party auditor according to the RMI list of conformant smelters and refiners. 4 of the smelters and refiners have not yet been deemed conformant, but have committed to undergo a RMAP audit. Schedule 1 to this Report contains a list of legitimate smelters and refiners identified by our suppliers, and whose materials and components may or may not be in our products. (Schedule 1 excludes any smelters and refiners identified by our suppliers that do not appear on the RMI list of known smelters and refiners.) Schedule 2 to this Report includes an aggregate list of the countries of origin from which the smelters and refiners identified on Schedule 1 collectively source 3TG, based on information provided by the RMI. Given that the majority of suppliers who responded to the survey provided their responses at a company or supplier-defined level rather than at a level specific to the materials and components they supplied to us, we were unable to determine which, if any, of the smelters and refiners listed in their responses were the actual source of the 3TG they supplied. Determination Given that a number of suppliers did not respond to our survey, the majority of responses we received were provided at a company or supplier-defined level not specific to the components and raw materials supplied to us, and that a number of suppliers do not know the origin of the 3TG in their products, we do not have sufficient information to determine the origin of the 3TG in our products subject to this Report, whether the 3TG came from scrap or recycled sources, the specific facilities used to process the 3TG, or the country of origin or the mine or location of origin of the 3TG. Steps to be Taken to Mitigate Risk in 2024 We intend to take the following steps to improve and enhance our due diligence process to further mitigate the risk that the necessary 3TG in our products finance or benefit armed groups in the Covered Countries:  Continue to increase conflict minerals awareness and compliance requirements with Graco’s supply chain personnel and Graco suppliers;  Continue to engage with our direct suppliers to increase the response rate to our survey and improve the content and quality of their responses;  Continue to engage with our direct suppliers to receive more information farther upstream regarding the source and chain of custody of the 3TG in the components and raw materials they supply to us; and  Continue to educate and encourage our suppliers to work with their supply chains to source responsibly, including utilizing conflict-free smelters and refiners.

Schedule 1 Metal Smelter Name Smelter Country Smelter Identification Source of Smelter Identification Number Gold Coimpa Industrial LTDA BRAZIL CID004010 RMI Gold Sam Precious Metals UNITED ARAB EMIRATES CID003666 RMI Gold Dongwu Gold Group CHINA CID003663 RMI Gold Gold by Gold Colombia COLOMBIA CID003641 RMI Gold WEEEREFINING FRANCE CID003615 RMI Gold Metal Concentrators SA (Pty) Ltd. SOUTH AFRICA CID003575 RMI Gold Metallix Refining Inc. UNITED STATES OF AMERICA CID003557 RMI Gold MD Overseas INDIA CID003548 RMI Gold Alexy Metals UNITED STATES OF AMERICA CID003500 RMI Gold K.A. Rasmussen NORWAY CID003497 RMI Gold Emerald Jewel Industry India Limited (Unit 4) INDIA CID003490 RMI Gold Emerald Jewel Industry India Limited (Unit 3) INDIA CID003489 RMI Gold Emerald Jewel Industry India Limited (Unit 2) INDIA CID003488 RMI Gold Emerald Jewel Industry India Limited (Unit 1) INDIA CID003487 RMI Gold Kundan Care Products Ltd. INDIA CID003463 RMI Gold Augmont Enterprises Private Limited INDIA CID003461 RMI Gold Eco-System Recycling Co., Ltd. West Plant JAPAN CID003425 RMI Gold Eco-System Recycling Co., Ltd. North Plant JAPAN CID003424 RMI Gold Sovereign Metals INDIA CID003383 RMI Gold CGR Metalloys Pvt Ltd. INDIA CID003382 RMI Gold Dijllah Gold Refinery FZC UNITED ARAB EMIRATES CID003348 RMI Gold QG Refining, LLC UNITED STATES OF AMERICA CID003324 RMI Gold NH Recytech Company KOREA, REPUBLIC OF CID003189 RMI Gold Gold Coast Refinery GHANA CID003186 RMI Gold African Gold Refinery UGANDA CID003185 RMI Gold State Research Institute Center for Physical Sciences and Technology LITHUANIA CID003153 RMI Gold Safimet S.p.A ITALY CID002973 RMI Gold ABC Refinery Pty Ltd. AUSTRALIA CID002920 RMI Gold Planta Recuperadora de Metales SpA CHILE CID002919 RMI Gold SungEel HiMetal Co., Ltd. KOREA, REPUBLIC OF CID002918 RMI Gold JALAN & Company INDIA CID002893 RMI Gold Pease & Curren UNITED STATES OF AMERICA CID002872 RMI Gold Degussa Sonne / Mond Goldhandel GmbH GERMANY CID002867 RMI Gold KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO RUSSIAN FEDERATION CID002865 RMI

Gold Bangalore Refinery INDIA CID002863 RMI Gold Modeltech Sdn Bhd MALAYSIA CID002857 RMI Gold Sai Refinery INDIA CID002853 RMI Gold GGC Gujrat Gold Centre Pvt. Ltd. INDIA CID002852 RMI Gold AU Traders and Refiners SOUTH AFRICA CID002850 RMI Gold Ogussa Osterreichische Gold- und Silber- Scheideanstalt GmbH AUSTRIA CID002779 RMI Gold WIELAND Edelmetalle GmbH GERMANY CID002778 RMI Gold Italpreziosi ITALY CID002765 RMI Gold 8853 S.p.A. ITALY CID002763 RMI Gold L'Orfebre S.A. ANDORRA CID002762 RMI Gold SAAMP FRANCE CID002761 RMI Gold Albino Mountinho Lda. PORTUGAL CID002760 RMI Gold Shenzhen CuiLu Gold Co., Ltd. CHINA CID002750 RMI Gold Abington Reldan Metals, LLC UNITED STATES OF AMERICA CID002708 RMI Gold TOO Tau-Ken-Altyn KAZAKHSTAN CID002615 RMI Gold Marsam Metals BRAZIL CID002606 RMI Gold Korea Zinc Co., Ltd. KOREA, REPUBLIC OF CID002605 RMI Gold Shirpur Gold Refinery Ltd. INDIA CID002588 RMI Gold Industrial Refining Company BELGIUM CID002587 RMI Gold Fujairah Gold FZC UNITED ARAB EMIRATES CID002584 RMI Gold REMONDIS PMR B.V. NETHERLANDS CID002582 RMI Gold T.C.A S.p.A ITALY CID002580 RMI Gold Sudan Gold Refinery SUDAN CID002567 RMI Gold Kaloti Precious Metals UNITED ARAB EMIRATES CID002563 RMI Gold International Precious Metal Refiners UNITED ARAB EMIRATES CID002562 RMI Gold Emirates Gold DMCC UNITED ARAB EMIRATES CID002561 RMI Gold Al Etihad Gold Refinery DMCC UNITED ARAB EMIRATES CID002560 RMI Gold Shenzhen Zhonghenglong Real Industry Co., Ltd. CHINA CID002527 RMI Gold Shandong Humon Smelting Co., Ltd. CHINA CID002525 RMI Gold Singway Technology Co., Ltd. TAIWAN, PROVINCE OF CHINA CID002516 RMI Gold Fidelity Printers and Refiners Ltd. ZIMBABWE CID002515 RMI Gold KGHM Polska Miedz Spolka Akcyjna POLAND CID002511 RMI Gold MMTC-PAMP India Pvt., Ltd. INDIA CID002509 RMI Gold Umicore Precious Metals Thailand THAILAND CID002314 RMI Gold Guangdong Jinding Gold Limited CHINA CID002312 RMI Gold Safina a.s. CZECHIA CID002290 RMI Gold Morris and Watson NEW ZEALAND CID002282 RMI Gold Gold Refinery of Zijin Mining Group Co., Ltd. CHINA CID002243 RMI Gold Zhongyuan Gold Smelter of Zhongjin Gold Corporation CHINA CID002224 RMI

Gold Yokohama Metal Co., Ltd. JAPAN CID002129 RMI Gold Yamakin Co., Ltd. JAPAN CID002100 RMI Gold Western Australian Mint (T/a The Perth Mint) AUSTRALIA CID002030 RMI Gold Valcambi S.A. SWITZERLAND CID002003 RMI Gold United Precious Metal Refining, Inc. UNITED STATES OF AMERICA CID001993 RMI Gold Umicore S.A. Business Unit Precious Metals Refining BELGIUM CID001980 RMI Gold Torecom KOREA, REPUBLIC OF CID001955 RMI Gold Tongling Nonferrous Metals Group Co., Ltd. CHINA CID001947 RMI Gold Tokuriki Honten Co., Ltd. JAPAN CID001938 RMI Gold Shandong gold smelting Co., Ltd. CHINA CID001916 RMI Gold Great Wall Precious Metals Co., Ltd. of CBPM CHINA CID001909 RMI Gold Tanaka Kikinzoku Kogyo K.K. JAPAN CID001875 RMI Gold Super Dragon Technology Co., Ltd. TAIWAN, PROVINCE OF CHINA CID001810 RMI Gold Sumitomo Metal Mining Co., Ltd. JAPAN CID001798 RMI Gold Solar Applied Materials Technology Corp. TAIWAN, PROVINCE OF CHINA CID001761 RMI Gold SOE Shyolkovsky Factory of Secondary Precious Metals RUSSIAN FEDERATION CID001756 RMI Gold Sichuan Tianze Precious Metals Co., Ltd. CHINA CID001736 RMI Gold Shandong Zhaojin Gold & Silver Refinery Co., Ltd. CHINA CID001622 RMI Gold Shandong Tiancheng Biological Gold Industrial Co., Ltd. CHINA CID001619 RMI Gold SEMPSA Joyeria Plateria S.A. SPAIN CID001585 RMI Gold SAMWON METALS Corp. KOREA, REPUBLIC OF CID001562 RMI Gold Samduck Precious Metals KOREA, REPUBLIC OF CID001555 RMI Gold Sabin Metal Corp. UNITED STATES OF AMERICA CID001546 RMI Gold Royal Canadian Mint CANADA CID001534 RMI Gold Rand Refinery (Pty) Ltd. SOUTH AFRICA CID001512 RMI Gold PX Precinox S.A. SWITZERLAND CID001498 RMI Gold PT Aneka Tambang (Persero) Tbk INDONESIA CID001397 RMI Gold Prioksky Plant of Non-Ferrous Metals RUSSIAN FEDERATION CID001386 RMI Gold Penglai Penggang Gold Industry Co., Ltd. CHINA CID001362 RMI Gold MKS PAMP SA SWITZERLAND CID001352 RMI Gold OJSC "The Gulidov Krasnoyarsk Non- Ferrous Metals Plant" (OJSC Krastsvetmet) RUSSIAN FEDERATION CID001326 RMI Gold Ohura Precious Metal Industry Co., Ltd. JAPAN CID001325 RMI Gold Nihon Material Co., Ltd. JAPAN CID001259 RMI Gold Navoi Mining and Metallurgical Combinat UZBEKISTAN CID001236 RMI Gold Nadir Metal Rafineri San. Ve Tic. A.S. TURKEY CID001220 RMI Gold Moscow Special Alloys Processing Plant RUSSIAN FEDERATION CID001204 RMI Gold Mitsui Mining and Smelting Co., Ltd. JAPAN CID001193 RMI Gold Mitsubishi Materials Corporation JAPAN CID001188 RMI

Gold Metalurgica Met-Mex Penoles S.A. De C.V. MEXICO CID001161 RMI Gold Metalor USA Refining Corporation UNITED STATES OF AMERICA CID001157 RMI Gold Metalor Technologies S.A. SWITZERLAND CID001153 RMI Gold Metalor Technologies (Singapore) Pte., Ltd. SINGAPORE CID001152 RMI Gold Metalor Technologies (Hong Kong) Ltd. CHINA CID001149 RMI Gold Metalor Technologies (Suzhou) Ltd. CHINA CID001147 RMI Gold Matsuda Sangyo Co., Ltd. JAPAN CID001119 RMI Gold Materion UNITED STATES OF AMERICA CID001113 RMI Gold Luoyang Zijin Yinhui Gold Refinery Co., Ltd. CHINA CID001093 RMI Gold LS-NIKKO Copper Inc. KOREA, REPUBLIC OF CID001078 RMI Gold Lingbao Jinyuan Tonghui Refinery Co., Ltd. CHINA CID001058 RMI Gold Lingbao Gold Co., Ltd. CHINA CID001056 RMI Gold L'azurde Company For Jewelry SAUDI ARABIA CID001032 RMI Gold Kyrgyzaltyn JSC KYRGYZSTAN CID001029 RMI Gold Kojima Chemicals Co., Ltd. JAPAN CID000981 RMI Gold Kennecott Utah Copper LLC UNITED STATES OF AMERICA CID000969 RMI Gold Kazzinc KAZAKHSTAN CID000957 RMI Gold Kazakhmys Smelting LLC KAZAKHSTAN CID000956 RMI Gold JX Nippon Mining & Metals Co., Ltd. JAPAN CID000937 RMI Gold JSC Uralelectromed RUSSIAN FEDERATION CID000929 RMI Gold JSC Ekaterinburg Non-Ferrous Metal Processing Plant RUSSIAN FEDERATION CID000927 RMI Gold Asahi Refining Canada Ltd. CANADA CID000924 RMI Gold Asahi Refining USA Inc. UNITED STATES OF AMERICA CID000920 RMI Gold Jiangxi Copper Co., Ltd. CHINA CID000855 RMI Gold Japan Mint JAPAN CID000823 RMI Gold Istanbul Gold Refinery TURKEY CID000814 RMI Gold Ishifuku Metal Industry Co., Ltd. JAPAN CID000807 RMI Gold Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd. CHINA CID000801 RMI Gold HwaSeong CJ Co., Ltd. KOREA, REPUBLIC OF CID000778 RMI Gold Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd. CHINA CID000773 RMI Gold Hunan Chenzhou Mining Co., Ltd. CHINA CID000767 RMI Gold Heraeus Germany GmbH Co. KG GERMANY CID000711 RMI Gold Heraeus Metals Hong Kong Ltd. CHINA CID000707 RMI Gold Heimerle + Meule GmbH GERMANY CID000694 RMI Gold LT Metal Ltd. KOREA, REPUBLIC OF CID000689 RMI Gold Hangzhou Fuchunjiang Smelting Co., Ltd. CHINA CID000671 RMI Gold Guoda Safina High-Tech Environmental Refinery Co., Ltd. CHINA CID000651 RMI Gold Refinery of Seemine Gold Co., Ltd. CHINA CID000522 RMI Gold JSC Novosibirsk Refinery RUSSIAN FEDERATION CID000493 RMI

Gold Eco-System Recycling Co., Ltd. East Plant JAPAN CID000425 RMI Gold Dowa JAPAN CID000401 RMI Gold DSC (Do Sung Corporation) KOREA, REPUBLIC OF CID000359 RMI Gold Daye Non-Ferrous Metals Mining Ltd. CHINA CID000343 RMI Gold Chugai Mining JAPAN CID000264 RMI Gold Chimet S.p.A. ITALY CID000233 RMI Gold Yunnan Copper Industry Co., Ltd. CHINA CID000197 RMI Gold Cendres + Metaux S.A. SWITZERLAND CID000189 RMI Gold CCR Refinery - Glencore Canada Corporation CANADA CID000185 RMI Gold Caridad MEXICO CID000180 RMI Gold C. Hafner GmbH + Co. KG GERMANY CID000176 RMI Gold Boliden AB SWEDEN CID000157 RMI Gold Bangko Sentral ng Pilipinas (Central Bank of the Philippines) PHILIPPINES CID000128 RMI Gold Aurubis AG GERMANY CID000113 RMI Gold Atasay Kuyumculuk Sanayi Ve Ticaret A.S. TURKEY CID000103 RMI Gold Asaka Riken Co., Ltd. JAPAN CID000090 RMI Gold Asahi Pretec Corp. JAPAN CID000082 RMI Gold Argor-Heraeus S.A. SWITZERLAND CID000077 RMI Gold AngloGold Ashanti Corrego do Sitio Mineracao BRAZIL CID000058 RMI Gold Almalyk Mining and Metallurgical Complex (AMMC) UZBEKISTAN CID000041 RMI Gold Agosi AG GERMANY CID000035 RMI Gold Aida Chemical Industries Co., Ltd. JAPAN CID000019 RMI Gold Advanced Chemical Company UNITED STATES OF AMERICA CID000015 RMI Gold Baiyin Nonferrous Group Co.,Ltd CHINA Gold Bank Of Taiwan TAIWAN, PROVINCE OF CHINA Gold Bauer Walser AG GERMANY Gold China Gold Deal Investment Co., Ltd. CHINA Gold Cookson Métaux Précieux - Cookson CLAL FRANCE Gold DHF Technical Products UNITED STATES OF AMERICA Gold Faggi Enrico S.p.A. ITALY Gold Henan Yuguang Gold & Lead Co., Ltd. CHINA Gold Jinlong Copper Co.,Ltd. CHINA Gold MK Electron co., Ltd. KOREA, REPUBLIC OF Gold N.E.Chemcat Corporation JAPAN Gold ScotiaMocatta, The Bank of Nova Scotia HONG KONG Gold Shandong Yanggu Xiangguang Co. Ltd. CHINA Gold Shandong Zhongkuang Group Co.,Ltd. CHINA Gold Shang Hai Gold Exchange CHINA Gold So Accurate Group, Inc. UNITED STATES OF AMERICA

Gold Standard Bank Group HONG KONG Gold Union Bank of Switzerland (UBS) SWITZERLAND Gold Value Trading BELGIUM Tantalum PowerX Ltd. RWANDA CID004054 RMI Tantalum 5D Production OU ESTONIA CID003926 RMI Tantalum RFH Yancheng Jinye New Material Technology Co., Ltd. CHINA CID003583 RMI Tantalum Jiangxi Tuohong New Raw Material CHINA CID002842 RMI Tantalum Resind Industria e Comercio Ltda. BRAZIL CID002707 RMI Tantalum Global Advanced Metals Aizu JAPAN CID002558 RMI Tantalum Global Advanced Metals Boyertown UNITED STATES OF AMERICA CID002557 RMI Tantalum TANIOBIS Smelting GmbH & Co. KG GERMANY CID002550 RMI Tantalum TANIOBIS Japan Co., Ltd. JAPAN CID002549 RMI Tantalum Materion Newton Inc. UNITED STATES OF AMERICA CID002548 RMI Tantalum TANIOBIS GmbH GERMANY CID002545 RMI Tantalum TANIOBIS Co., Ltd. THAILAND CID002544 RMI Tantalum KEMET de Mexico MEXICO CID002539 RMI Tantalum Jiangxi Dinghai Tantalum & Niobium Co., Ltd. CHINA CID002512 RMI Tantalum XinXing HaoRong Electronic Material Co., Ltd. CHINA CID002508 RMI Tantalum Jiujiang Zhongao Tantalum & Niobium Co., Ltd. CHINA CID002506 RMI Tantalum FIR Metals & Resource Ltd. CHINA CID002505 RMI Tantalum D Block Metals, LLC UNITED STATES OF AMERICA CID002504 RMI Tantalum Hengyang King Xing Lifeng New Materials Co., Ltd. CHINA CID002492 RMI Tantalum Ulba Metallurgical Plant JSC KAZAKHSTAN CID001969 RMI Tantalum Telex Metals UNITED STATES OF AMERICA CID001891 RMI Tantalum Taki Chemical Co., Ltd. JAPAN CID001869 RMI Tantalum Solikamsk Magnesium Works OAO RUSSIAN FEDERATION CID001769 RMI Tantalum Yanling Jincheng Tantalum & Niobium Co., Ltd. CHINA CID001522 RMI Tantalum QuantumClean UNITED STATES OF AMERICA CID001508 RMI Tantalum Ningxia Orient Tantalum Industry Co., Ltd. CHINA CID001277 RMI Tantalum NPM Silmet AS ESTONIA CID001200 RMI Tantalum Mitsui Mining and Smelting Co., Ltd. JAPAN CID001192 RMI Tantalum Mineracao Taboca S.A. BRAZIL CID001175 RMI Tantalum Metallurgical Products India Pvt., Ltd. INDIA CID001163 RMI Tantalum AMG Brasil BRAZIL CID001076 RMI Tantalum Jiujiang Tanbre Co., Ltd. CHINA CID000917 RMI Tantalum JiuJiang JinXin Nonferrous Metals Co., Ltd. CHINA CID000914 RMI Tantalum XIMEI RESOURCES (GUANGDONG) LIMITED CHINA CID000616 RMI Tantalum F&X Electro-Materials Ltd. CHINA CID000460 RMI

Tantalum Guangdong Rising Rare Metals-EO Materials Ltd. CHINA Tin Mining Minerals Resources SARL CONGO, DEMOCRATIC REPUBLIC OF THE CID004065 RMI Tin PT Putera Sarana Shakti (PT PSS) INDONESIA CID003868 RMI Tin DS Myanmar MYANMAR CID003831 RMI Tin Fabrica Auricchio Industria e Comercio Ltda. BRAZIL CID003582 RMI Tin CRM Synergies SPAIN CID003524 RMI Tin CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda BRAZIL CID003486 RMI Tin PT Mitra Sukses Globalindo INDONESIA CID003449 RMI Tin Gejiu City Fuxiang Industry and Trade Co., Ltd. CHINA CID003410 RMI Tin Precious Minerals and Smelting Limited INDIA CID003409 RMI Tin Yunnan Yunfan Non-ferrous Metals Co., Ltd. CHINA CID003397 0 Tin Luna Smelter, Ltd. RWANDA CID003387 RMI Tin PT Rajawali Rimba Perkasa INDONESIA CID003381 RMI Tin Dongguan CiEXPO Environmental Engineering Co., Ltd. CHINA CID003356 RMI Tin Tin Technology & Refining UNITED STATES OF AMERICA CID003325 RMI Tin Pongpipat Company Limited MYANMAR CID003208 RMI Tin PT Bangka Serumpun INDONESIA CID003205 RMI Tin Chifeng Dajingzi Tin Industry Co., Ltd. CHINA CID003190 RMI Tin Guangdong Hanhe Non-Ferrous Metal Co., Ltd. CHINA CID003116 RMI Tin Modeltech Sdn Bhd MALAYSIA CID002858 RMI Tin PT Menara Cipta Mulia INDONESIA CID002835 RMI Tin PT Sukses Inti Makmur INDONESIA CID002816 RMI Tin PT Bangka Prima Tin INDONESIA CID002776 RMI Tin Aurubis Berango SPAIN CID002774 RMI Tin Aurubis Beerse BELGIUM CID002773 RMI Tin Super Ligas BRAZIL CID002756 RMI Tin Resind Industria e Comercio Ltda. BRAZIL CID002706 RMI Tin An Vinh Joint Stock Mineral Processing Company VIET NAM CID002703 RMI Tin PT Cipta Persada Mulia INDONESIA CID002696 RMI Tin Tuyen Quang Non-Ferrous Metals Joint Stock Company VIET NAM CID002574 RMI Tin Nghe Tinh Non-Ferrous Metals Joint Stock Company VIET NAM CID002573 RMI Tin Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company VIET NAM CID002572 RMI Tin CV Ayi Jaya INDONESIA CID002570 RMI Tin O.M. Manufacturing Philippines, Inc. PHILIPPINES CID002517 RMI Tin PT ATD Makmur Mandiri Jaya INDONESIA CID002503 RMI Tin Melt Metais e Ligas S.A. BRAZIL CID002500 RMI

Tin PT Tirus Putra Mandiri INDONESIA CID002478 RMI Tin Magnu's Minerais Metais e Ligas Ltda. BRAZIL CID002468 RMI Tin CV Venus Inti Perkasa INDONESIA CID002455 RMI Tin Tin Smelting Branch of Yunnan Tin Co., Ltd. CHINA CID002180 RMI Tin Yunnan Chengfeng Non-ferrous Metals Co., Ltd. CHINA CID002158 RMI Tin White Solder Metalurgia e Mineracao Ltda. BRAZIL CID002036 RMI Tin VQB Mineral and Trading Group JSC VIET NAM CID002015 RMI Tin Gejiu Yunxin Nonferrous Electrolysis Co., Ltd. CHINA CID001908 RMI Tin Thaisarco THAILAND CID001898 RMI Tin Rui Da Hung TAIWAN, PROVINCE OF CHINA CID001539 RMI Tin PT Tommy Utama INDONESIA CID001493 RMI Tin PT Tinindo Inter Nusa INDONESIA CID001490 RMI Tin PT Timah Tbk Mentok INDONESIA CID001482 RMI Tin PT Timah Tbk Kundur INDONESIA CID001477 RMI Tin PT Stanindo Inti Perkasa INDONESIA CID001468 RMI Tin PT Sariwiguna Binasentosa INDONESIA CID001463 RMI Tin PT REFINED BANGKA TIN INDONESIA CID001460 RMI Tin PT Prima Timah Utama INDONESIA CID001458 RMI Tin PT Panca Mega Persada INDONESIA CID001457 RMI Tin PT Mitra Stania Prima INDONESIA CID001453 RMI Tin PT Bukit Timah INDONESIA CID001428 RMI Tin PT Belitung Industri Sejahtera INDONESIA CID001421 RMI Tin PT Bangka Tin Industry INDONESIA CID001419 RMI Tin PT Babel Surya Alam Lestari INDONESIA CID001406 RMI Tin PT Babel Inti Perkasa INDONESIA CID001402 RMI Tin PT Artha Cipta Langgeng INDONESIA CID001399 RMI Tin Operaciones Metalurgicas S.A. BOLIVIA (PLURINATIONAL STATE OF) CID001337 RMI Tin O.M. Manufacturing (Thailand) Co., Ltd. THAILAND CID001314 RMI Tin Novosibirsk Tin Combine RUSSIAN FEDERATION CID001305 RMI Tin Jiangxi New Nanshan Technology Ltd. CHINA CID001231 RMI Tin Mitsubishi Materials Corporation JAPAN CID001191 RMI Tin Minsur PERU CID001182 RMI Tin Mineracao Taboca S.A. BRAZIL CID001173 RMI Tin Metallic Resources, Inc. UNITED STATES OF AMERICA CID001142 RMI Tin Malaysia Smelting Corporation (MSC) MALAYSIA CID001105 RMI Tin China Tin Group Co., Ltd. CHINA CID001070 RMI Tin Gejiu Kai Meng Industry and Trade LLC CHINA CID000942 RMI Tin Gejiu Zili Mining And Metallurgy Co., Ltd. CHINA CID000555 RMI Tin Gejiu Non-Ferrous Metal Processing Co., Ltd. CHINA CID000538 RMI Tin Fenix Metals POLAND CID000468 RMI

Tin Estanho de Rondonia S.A. BRAZIL CID000448 RMI Tin EM Vinto BOLIVIA (PLURINATIONAL STATE OF) CID000438 RMI Tin Dowa JAPAN CID000402 RMI Tin PT Premium Tin Indonesia INDONESIA CID000313 RMI Tin PT Aries Kencana Sejahtera INDONESIA CID000309 RMI Tin Alpha UNITED STATES OF AMERICA CID000292 RMI Tin Chenzhou Yunxiang Mining and Metallurgy Co., Ltd. CHINA CID000228 RMI Tin DingNan JiaWang HuanBao Co. LTD CHINA Tin Feinhütte Halsbrücke GmbH GERMANY Tin Global Advanced Metals Greenbushes Pty Ltd. AUSTRALIA Tin GuangDong Jiatian Stannum Products Co., Ltd CHINA Tin Guangxi Zhongshan Jin Yi Smelting Co., Ltd CHINA Tin HuiChang Hill Tin Industry Co., Ltd. CHINA Tin Hunan Xianghualing Tin Co. ltd CHINA Tin JX Metals Smelting Co., Ltd. JAPAN Tin Kovohute Pribram nastupnicka, a. s. CZECHIA Tin Ma'anshan Weitai Tin Co., Ltd. CHINA Tin Materials Eco-Refining CO.,LTD JAPAN Tin Medeko cast, s.r.o. SLOVAKIA Tin Minsur BRAZIL Tin PT Rajehan Ariq INDONESIA Tin Shangrao Xuri Smelting Factory CHINA Tin ООО "Новосибирский оловянный комбинат" RUSSIAN FEDERATION Tungsten DONGKUK INDUSTRIES CO., LTD. KOREA, REPUBLIC OF CID004060 RMI Tungsten Nam Viet Cromit Joint Stock Company VIET NAM CID004034 RMI Tungsten Tungsten Vietnam Joint Stock Company VIET NAM CID003993 RMI Tungsten HANNAE FOR T Co., Ltd. KOREA, REPUBLIC OF CID003978 RMI Tungsten YUDU ANSHENG TUNGSTEN CO., LTD. CHINA CID003662 RMI Tungsten LLC Vostok RUSSIAN FEDERATION CID003643 RMI Tungsten OOO “Technolom” 1 RUSSIAN FEDERATION CID003614 RMI Tungsten OOO “Technolom” 2 RUSSIAN FEDERATION CID003612 RMI Tungsten Fujian Xinlu Tungsten Co., Ltd. CHINA CID003609 RMI Tungsten Artek LLC RUSSIAN FEDERATION CID003553 RMI Tungsten Cronimet Brasil Ltda BRAZIL CID003468 RMI Tungsten Albasteel Industria e Comercio de Ligas Para Fundicao Ltd. BRAZIL CID003427 RMI Tungsten Hubei Green Tungsten Co., Ltd. CHINA CID003417 RMI Tungsten NPP Tyazhmetprom LLC RUSSIAN FEDERATION CID003416 RMI Tungsten JSC "Kirovgrad Hard Alloys Plant" RUSSIAN FEDERATION CID003408 RMI

Tungsten Lianyou Metals Co., Ltd. TAIWAN, PROVINCE OF CHINA CID003407 RMI Tungsten Moliren Ltd. RUSSIAN FEDERATION CID002845 RMI Tungsten ACL Metais Eireli BRAZIL CID002833 RMI Tungsten Philippine Chuangxin Industrial Co., Inc. PHILIPPINES CID002827 RMI Tungsten Unecha Refractory metals plant RUSSIAN FEDERATION CID002724 RMI Tungsten Hydrometallurg, JSC RUSSIAN FEDERATION CID002649 RMI Tungsten China Molybdenum Tungsten Co., Ltd. CHINA CID002641 RMI Tungsten Niagara Refining LLC UNITED STATES OF AMERICA CID002589 RMI Tungsten Jiangwu H.C. Starck Tungsten Products Co., Ltd. CHINA CID002551 RMI Tungsten Masan High-Tech Materials VIET NAM CID002543 RMI Tungsten TANIOBIS Smelting GmbH & Co. KG GERMANY CID002542 RMI Tungsten H.C. Starck Tungsten GmbH GERMANY CID002541 RMI Tungsten Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch CHINA CID002513 RMI Tungsten Asia Tungsten Products Vietnam Ltd. VIET NAM CID002502 RMI Tungsten Ganzhou Seadragon W & Mo Co., Ltd. CHINA CID002494 RMI Tungsten Jiangxi Gan Bei Tungsten Co., Ltd. CHINA CID002321 RMI Tungsten Xiamen Tungsten (H.C.) Co., Ltd. CHINA CID002320 RMI Tungsten Malipo Haiyu Tungsten Co., Ltd. CHINA CID002319 RMI Tungsten Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd. CHINA CID002318 RMI Tungsten Jiangxi Xinsheng Tungsten Industry Co., Ltd. CHINA CID002317 RMI Tungsten Jiangxi Yaosheng Tungsten Co., Ltd. CHINA CID002316 RMI Tungsten Ganzhou Jiangwu Ferrotungsten Co., Ltd. CHINA CID002315 RMI Tungsten Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd. CHINA CID002313 RMI Tungsten Xiamen Tungsten Co., Ltd. CHINA CID002082 RMI Tungsten Wolfram Bergbau und Hutten AG AUSTRIA CID002044 RMI Tungsten Kennametal Fallon UNITED STATES OF AMERICA CID000966 RMI Tungsten Japan New Metals Co., Ltd. JAPAN CID000825 RMI Tungsten Hunan Jintai New Material Co., Ltd. CHINA CID000769 RMI Tungsten Hunan Chenzhou Mining Co., Ltd. CHINA CID000766 RMI Tungsten Global Tungsten & Powders Corp. UNITED STATES OF AMERICA CID000568 RMI Tungsten CNMC (Guangxi) PGMA Co., Ltd. CHINA CID000281 RMI Tungsten Chongyi Zhangyuan Tungsten Co., Ltd. CHINA CID000258 RMI Tungsten Guangdong Xianglu Tungsten Co., Ltd. CHINA CID000218 RMI Tungsten Kennametal Huntsville UNITED STATES OF AMERICA CID000105 RMI Tungsten A.L.M.T. Corp. JAPAN CID000004 RMI Tungsten BESEEM MINING CO., LTD. CHINA Tungsten CB CERATIZIT Zhangzhou Carbide Co.,Ltd CHINA Tungsten Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd. CHINA

Tungsten Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd. CHINA Tungsten Nanchang Cemented Carbide Limited Liability Company CHINA Tungsten Shinwon Tungsten (Fujian Shanghang) Co., Ltd. CHINA Tungsten TaeguTec Ltd. KOREA, REPUBLIC OF

Schedule 2 The following list of potential countries of origin is populated based on publicly available information, our RCOI and due diligence. It is important to note that this is also based on company level responses and therefore it is not certain which of these countries of origin can be linked to our products. Andorra, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, Colombia, Czechia, Democratic Republic of Congo, Estonia, France, Germany, Ghana, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Korea (Republic of), Kyrgyzstan, Lithuania, Malaysia, Mexico, Myanmar, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russian Federation, Rwanda, Saudi Arabia, Singapore, Slovakia, South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uganda, United Arab Emirates, United States of America, Uzbekistan, Viet Nam, Zimbabwe